Exhibit 99.1
Post Holdings Announces Formation of 8th Avenue Food & Provisions

•	Post and THL to capitalize newly created business, 8th Avenue Food & Provisions

•	8th Avenue creates opportunity to drive consolidation in private brands

•	Post to retain 60.5% of common equity; $875 million cash proceeds fully monetizes Post’s net asset investment and results in deleveraging to 5.5x
St. Louis - August 2, 2018 - Post Holdings, Inc. (NYSE:POST) (“Post”), a consumer packaged goods holding company, announced today it has formed 8th Avenue Food & Provisions (“8th Avenue”), consisting of Post’s private brands business, and it has entered into an agreement with Thomas H. Lee Partners, Inc. (“THL”), a premier private equity firm investing in middle market growth companies since 1974, pursuant to which Post and THL together will separately capitalize 8th Avenue.
Post explored a range of structural alternatives for its private brands business resulting in Post and THL agreeing to organize and capitalize 8th Avenue for the purpose of driving consolidation in the private brands category. Jim Dwyer will continue as President and Chief Executive Officer of 8th Avenue. 8th Avenue management, Post management and THL have deep expertise operating and executing transactions in the private brands and consumer packaged goods categories, and together will develop opportunities for 8th Avenue. By retaining a meaningful ownership of 8th Avenue, Post will participate in 8th Avenue’s growth while preserving the option to pursue a tax-efficient separation of its remaining position in 8th Avenue.
“We are excited about the potential to grow 8th Avenue Food & Provisions,” said Rob Vitale, President and Chief Executive officer of Post Holdings. “We could not ask for a better partner than THL and we are delighted to continue working with Jim Dwyer in further developing the business.”
The transaction is expected to be completed in October, subject to certain closing conditions, including the expiration of waiting periods under U.S. antitrust laws. Post will appoint five of the members of 8th Avenue’s Board of Directors, and THL will appoint one member.
Financial Details
Under the terms of the transaction, Post is expected to receive total proceeds of $875 million, fully monetizing the net investment Post has made in its private brands business. Final proceeds are anticipated to be funded by $250 million from THL and 8th Avenue’s assumption of $625 million of debt. Post will retain 60.5% of the common equity in 8th Avenue. THL will receive 8th Avenue preferred stock with an 11% PIK-equivalent, cumulative, quarterly compounding dividend and 39.5% of the common equity in 8th Avenue. 8th Avenue and its subsidiaries will become unrestricted subsidiaries of Post, and 8th Avenue debt will be non-recourse to Post. Post will use its net proceeds to pay down a portion of its existing approximately $2.2 billion term loan, reducing its pro forma net leverage ratio to 5.5x. Post will continue to provide certain services to 8th Avenue under a master services agreement.
For the last twelve months ended June 30, 2018, 8th Avenue had net earnings of $77.1 million and Adjusted EBITDA of $103.1 million. Adjusted EBITDA was calculated on a pro forma basis to give effect to certain master services fees and advisory fees expected to be paid to Post and THL from 8th Avenue following the consummation of the transaction and excludes anticipated cost synergies resulting from the integration of the existing private brands businesses. Adjusted EBITDA is a non-GAAP measure. For additional information regarding non-GAAP measures, see the related explanations presented under “Use of Non-GAAP Measure” and “Explanation and Reconciliation of Non-GAAP Measure” later in this release.
Use of Non-GAAP Measure
Post uses Adjusted EBITDA, a non-GAAP measure, in this release to supplement its financial measures prepared in accordance with U.S. generally accepted accounting principles (GAAP). Adjusted EBITDA is not prepared in accordance with U.S. GAAP, as it excludes certain items as listed later in this release, and may not be comparable to similarly-titled measures of other companies.

Post management uses certain non-GAAP measures, including Adjusted EBITDA, as key metrics in the evaluation of underlying company and segment performance, in making financial, operating and planning decisions, and, in part, in the determination of cash bonuses for its executive officers and employees. Management believes the use of non-GAAP measures, including Adjusted EBITDA, provides increased transparency and assists investors in understanding the underlying operating performance of 8th Avenue and in the analysis of ongoing operating trends.
Additional Information
Barclays and Goldman Sachs are acting as financial advisors to Post. Evercore is acting as financial advisor to 8th Avenue.
Conference Call
Post will host a conference call on Friday, August 3, 2018 at 9:00 a.m. EDT to discuss the formation of 8th Avenue, financial results for the third quarter of fiscal year 2018 and fiscal year 2018 outlook and to respond to questions. Robert V. Vitale, President and Chief Executive Officer, and Jeff A. Zadoks, Executive Vice President and Chief Financial Officer, will participate in the call.
Interested parties may join the conference call by dialing (877) 540-0891 in the United States and (678) 408-4007 from outside of the United States. The conference identification number is 6892548. Interested parties are invited to listen to the webcast of the conference call, which can be accessed by visiting the Investor Relations section of Post’s website at www.postholdings.com. A slide presentation regarding the 8th Avenue announcement will also be available in the same location on Post’s website.
A replay of the conference call will be available through Friday, August 17, 2018 by dialing (800) 585-8367 in the United States and (404) 537-3406 from outside of the United States and using the conference identification number 6892548. A webcast replay also will be available for a limited period on Post’s website in the Investor Relations section.
Cautionary Statement Regarding Forward Looking Statements
Certain matters discussed in this release and on the conference call are forward-looking statements, including the expected benefits of the transaction with THL, Post’s pro forma net leverage ratio, regulatory approvals and the expected timing of the completion of the transaction. These forward-looking statements are sometimes identified from the use of forward-looking words such as “believe,” “should,” “could,” “potential,” “continue,” “expect,” “project,” “estimate,” “predict,” “anticipate,” “aim,” “intend,” “plan,” “forecast,” “target,” “is likely,” “will,” “can,” “may,” “would” or the negative of these terms or similar expressions, and include all statements regarding future performance, earnings projections, events or developments. There are a number of risks and uncertainties that could cause actual results to differ materially from the forward-looking statements made herein. These risks and uncertainties include the following:

•
Post’s high leverage, Post’s ability to obtain additional financing (including both secured and unsecured debt) and Post’s ability to service its outstanding debt (including covenants that restrict the operation of its business);

•	Post’s ability to continue to compete in its product categories and Post’s ability to retain its market position;

•	Post’s ability to anticipate and respond to changes in consumer preferences and trends and introduce new products;

•	Post’s ability to identify, complete and integrate acquisitions and manage its growth;

•	significant volatility in the costs or availability of certain raw materials, commodities or packaging used to manufacture Post’s products, higher energy costs or higher transportation costs;

•	Post’s ability to successfully implement business strategies to reduce costs;

•	allegations that Post’s products cause injury or illness, product recalls and product liability claims and other litigation;

•	legal and regulatory factors, including advertising and labeling laws, changes in food safety and laws and regulations governing animal feeding and housing operations;

•
the ability and timing to close the proposed transaction with THL to capitalize Post’s private brands business, including obtaining the required regulatory approvals and the satisfaction of other closing conditions in the transaction agreement;

•	Post’s ability to obtain a bridge loan and amend its credit agreement, and Post’s private brands business’ ability to obtain permanent financing, in conjunction with the proposed transaction with THL;

•
the potential for disruption to Post and Post’s private brands business from ongoing business operations in order to complete the proposed transaction with THL and the potential loss of key employees as a result of the transaction;

•	the loss or bankruptcy of a significant customer;

•	consolidations in the retail grocery and foodservice industries;

•
Post’s ability to promptly and effectively integrate the Bob Evans business, including the risk of experiencing disruptions from ongoing business operations which may make it more difficult than expected to maintain relationships with employees, business partners or governmental entities, and Post’s ability to obtain expected cost savings and synergies of the acquisition within the expected timeframe;

•	losses incurred in the appraisal proceedings brought in connection with Post’s acquisition of Bob Evans by former Bob Evans stockholders who demanded appraisal of their shares;

•
costs associated with Bob Evans’s sale and separation of its restaurant business on April 28, 2017 (the “Bob Evans Restaurants Transaction”), which occurred prior to Post’s acquisition of Bob Evans, including costs that may arise under Bob Evans’s capacity as guarantor of payment and performance conditions for certain leases, as well as costs associated with a transition services agreement established as part of the Bob Evans Restaurants Transaction;

•	Post’s ability to promptly and effectively integrate the Weetabix business and obtain expected cost savings and synergies of the acquisition within the expected timeframe;

•	the ability of Post’s and Post’s customers’ private brand products to compete with nationally branded products;

•	disruptions or inefficiencies in the supply chain, which may result from Post’s reliance on third party manufacturers for certain of its products;

•	the ultimate impact litigation may have on Post;

•	Post’s ability to successfully operate its international operations in compliance with applicable laws and regulations;

•	changes in economic conditions, disruptions in the U.S. and global capital and credit markets and fluctuations in foreign currency exchange rates;

•	the impact of the United Kingdom’s exit from the European Union (commonly known as “Brexit”) on Post and its operations;

•	impairment in the carrying value of goodwill or other intangibles;

•	changes in estimates in critical accounting judgments and changes to or new laws and regulations affecting Post’s business, including U.S. tax reform;

•	changes in weather conditions, natural disasters, agricultural diseases and pests or other events beyond Post’s control;

•	loss of key employees, labor strikes, work stoppages or unionization efforts;

•	losses or increased funding and expenses related to Post’s qualified pension or other postretirement plans;

•	costs, business disruptions and reputational damage associated with information technology failures, cybersecurity incidents or information security breaches;

•	Post’s ability to protect its intellectual property and other assets;

•	significant differences in Post’s actual operating results from its guidance regarding its future performance;

•	Post’s ability to satisfy the requirements of Section 404 of the Sarbanes-Oxley Act of 2002, including with respect to acquired businesses; and

•	other risks and uncertainties described in Post’s filings with the SEC.
These forward-looking statements represent Post’s judgment as of the date of this release. Post disclaims, however, any intent or obligation to update these forward-looking statements.
This release does not constitute an offer to sell or the solicitation of an offer to buy any security and shall not constitute an offer, solicitation or sale in any jurisdiction in which such offering, solicitation or sale would be unlawful.
About Post Holdings, Inc.
Post Holdings, Inc., headquartered in St. Louis, Missouri, is a consumer packaged goods holding company operating in the center-of-the-store, refrigerated, foodservice, food ingredient, active nutrition and private brand food categories. Through its Post Consumer Brands business, Post is a leader in the North American ready-to-eat cereal category offering a broad portfolio including recognized brands such as Honey Bunches of Oats®, Pebbles™, Great Grains® and Malt-O-Meal® bag cereal. Post also is a leader in the United Kingdom ready-to-eat cereal category with the iconic Weetabix® brand. As leader in refrigerated foods, Post brings innovative, value-added egg and refrigerated potato products to the foodservice channel and the retail refrigerated side dish category, offering side dishes and egg, sausage and cheese products through the Bob Evans®, All Whites®, Better’n Eggs®, Simply Potatoes® and Crystal Farms® brands. Post’s Active Nutrition platform aids consumers in adopting healthier lifestyles through brands such as Premier Protein®, PowerBar® and Dymatize®. Post’s Private Brands business manufactures private brand nut butter, healthy snacks and pasta. For more information, visit www.postholdings.com.
Contact:
Media Relations
Lisa Hanly
lisa.hanly@postholdings.com
(314) 665-3180
Investor Relations
Jennifer Meyer
jennifer.meyer@postholdings.com
(314) 644-7665

EXPLANATION AND RECONCILIATION OF NON-GAAP MEASURE
Post uses Adjusted EBITDA, a non-GAAP measure, in this presentation to supplement its financial measures prepared in accordance with U.S. generally accepted accounting principles (GAAP). Adjusted EBITDA is not prepared in accordance with U.S. GAAP, as it excludes certain items as listed below, and may not be comparable to similarly-titled measures of other companies.
Post believes that Adjusted EBITDA is useful to investors in evaluating 8th Avenue’s operating performance and liquidity because (i) Post believes it is widely used to measure a company’s operating performance without regard to items such as depreciation and amortization, which can vary depending upon accounting methods and the book value of assets, (ii) it presents a measure of corporate performance exclusive of a company’s capital structure and the method by which the assets were acquired, and (iii) it is a financial indicator of a company’s ability to service its debt. Management uses Adjusted EBITDA to provide forward-looking guidance and to forecast future results. Adjusted EBITDA reflects adjustments for income tax benefit, depreciation and amortization, as well as the following adjustment:

a.
Integration costs: Post has excluded integration costs incurred to integrate acquired or to-be-acquired businesses as Post believes that these exclusions allow for more meaningful evaluation of 8th Avenue’s current operating performance and comparisons of 8th Avenue’s operating performance to other periods. Post believes such costs are generally not relevant to assessing or estimating the long-term performance of acquired assets as part of 8th Avenue, and such costs are not factored into management’s evaluation of potential acquisitions or its performance after completion of an acquisition. In addition, the frequency and amount of such charges varies significantly based on the size and timing of the acquisitions and the maturity of the businesses being acquired. Also, the size, complexity and/or volume of past acquisitions, which often drive the magnitude of such expenses, may not be indicative of the size, complexity and/or volume of future acquisitions. By excluding these expenses, management is better able to evaluate 8th Avenue’s ability to utilize its existing assets and estimate the long-term value that acquired assets will generate for 8th Avenue. Furthermore, Post believes that the adjustments of these items more closely correlate with the sustainability of 8th Avenue’s operating performance.

RECONCILIATION OF NET EARNINGS TO ADJUSTED EBITDA (1) (Unaudited)
(in millions)

Last Twelve Months Ended June 30, 2018
Net Earnings	$77.1
Income tax expense	(16.4)
Depreciation and amortization	49.3
Integration costs	0.5
Adjusted EBITDA, before estimated master services agreement and advisory fees	$110.5
Estimated master services agreement and advisory fees	(7.4)
Adjusted EBITDA, including estimated master services agreement and advisory fees (2)	$103.1

(1) This presentation does not include standalone costs and interest expense allocations. Furthermore, net earnings, interest expense and income tax expense on a standalone basis may differ materially from this presentation.

(2) Excludes anticipated cost synergies resulting from the integration of the existing private brands businesses.